AMERICAN EQUITY
     INVESTMENT LIFE
     INSURANCE COMPANY
     Administrative Office
     P.O. Box 9310
     Des Moines, IA 50306-9310




    February 23, 2005




    Dear American Equity Customer:

    As a valued American Equity Variable Annuity contractowner, we are pleased to provide you with the annual reports for the investment options offered under your American Equity contract. These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2004. Also enclosed is performance information for the period ended January 31, 2005 and the quarter ending December 31, 2004 reflecting applicable product charges. The performance information shown in the annual reports does not reflect product charges.

    As   always,  remember  past  performance  cannot  predict   or
    guarantee future returns.

    We  hope  you  find the enclosed information helpful.   If  you
    have any questions concerning your contract, please do not hesitate to call your representative.

    We appreciate and value your business and look forward to serving you again in the future.


    American Equity Investment Life Insurance Company










   LAE